SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2001

TUSCARORA INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania (State of incorporation)	000-17051 (Commission File Number)	25-1119372 (I.R.S. Employer Identification No.)

800 Fifth Avenue, New Brighton, Pennsylvania (Address of Principal Executive Offices)		15066 (Zip Code)

Registrant’s Telephone Number Including Area Code (724)-843-8200

Item 5. OTHER EVENTS.

      Reference is made to Exhibit 99.1 filed herewith.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibit 99.1 Press release, dated January 22, 2001, announcing acquisition of registrant by SCA Packaging
      International B.V., a company organized under the laws of the kingdom of the Netherlands.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUSCARORA INCORPORATED (Registrant)

By /s/ Brian C. Mullins

Date: January 22, 2001	Brian C. Mullins, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

TUSCARORA INCORPORATED

INDEX OF EXHIBITS

Exhibit No.

99.1	Press release, dated January 22, 2001, announcing acquisition of registrant by SCA Packaging International B.V., a company organized under the laws of the kingdom of the Netherlands.